                                                                   Exhibit 10.31

                          SECOND AMENDED AND RESTATED
                           SECURITYHOLDERS AGREEMENT
                           -------------------------


          THIS SECOND AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT (this "Agreement") is made as of November 23, 1999, by and among CompleTel LLC
----------
(formerly known as CableTel Europe LLC), a Delaware limited liability company (the "Company"), and Madison Dearborn Capital Partners II, L.P., ("MDCP"),
      -------                                                      ----
DeGeorge Holdings Limited Partnership ("DeGeorge Holdings"), Meritage Private
                                        -----------------
Equity Fund, L.P. ("Meritage"), James C. Allen ("Allen"), Royce J. Holland
                    --------                     -----
("Holland"), George T. Laub ("Laub"), Reed E. Hundt ("Hundt"), Emile Karafiol
---------                     ----                    -----
("Karafiol"), William S. Kirsch ("Kirsch"), Northwestern University
----------                        ------
("Northwestern"), Silver Cross Investors LLC ("SCI"), Dovey Company LLC ("Dovey
--------------                                 ---                        -----
LLC"), William H. Pearson ("Pearson"), Haj LLC ("Pearson LLC #2"), Clevenger
---                         -------              --------------
Company LLC ("Clevenger LLC"), David E. Lacey ("Lacey"), and the other Persons
              -------------                     -----
listed as Securityholders on the signature pages hereto (collectively, the "Securityholders"). MDCP, DeGeorge Holdings, Meritage, Allen, Holland, Laub,
----------------
Hundt, Karafiol, Kirsch, Northwestern, and SCI are referred to herein collectively as the "Investors" and individually as an "Investor." Capitalized
                     ---------                          --------
terms used but not otherwise defined herein are defined in Section 8 hereof.

          As of May 18, 1998, the Company and MDCP, Lawrence F. DeGeorge ("DeGeorge"), James E. Dovey ("Dovey"), Pearson, and Richard N. Clevenger
----------                     -----
("Clevenger") entered into a Securityholders Agreement (the "Prior Agreement").
-----------                                                  ---------------
As of January 28, 1999, the parties (other than Meritage, Pearson LLC #2, Karafiol, Kirsch, Northwestern, and SCI) entered into a First Amended and Restated Securityholders Agreement (the "First Amended Agreement"), amending and
                                         -----------------------
restating the Prior Agreement in its entirety. The parties hereto desire that, effective as of the date hereof, the First Amended Agreement shall be amended and revised in its entirety as set forth herein.

          NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          1.   Representations and Warranties.  Each Securityholder represents
               ------------------------------
and warrants that (i) such Securityholder has full power and authority to execute, deliver and perform its obligations under this Agreement, (ii) this Agreement has been duly authorized, executed and delivered by such Securityholder and constitutes the valid and binding obligation of such Securityholder, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and limitations on the availability of equitable remedies, and (iii) such Securityholder has not granted a proxy and is not party to any voting trust or other agreement with respect to any Securityholder Securities, other than this Agreement, the Equity Purchase Agreement, and the other agreements contemplated by the exhibits thereto. No holder of Securityholder Securities will grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with, or violates any provision of this Agreement.

          2.   The Board.
               ---------

          (a)  Board Composition and Vacancies.  From and after the date of this
               -------------------------------
Agreement and until the provisions of this Section 2 cease to be effective, each holder of Securityholder Securities shall vote all such holder's Securityholder Securities and any other voting securities of the Company over which such holder has voting control and shall take all other necessary or desirable actions within such holder's control (whether in such holder's capacity as a securityholder, director, representative, member of a board committee, officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special Board and securityholder meetings), so that:

               (i) The authorized number of representatives on the Board shall be established and remain at eight representatives; provided that at such
                                                         --------
     time as MDCP ceases to be entitled (pursuant to Section 2(a)(ii)(A)) to designate four representatives to the Board, the authorized number of representatives on the Board shall be reduced to and thereafter remain at seven representatives.

               (ii) The following individuals shall be elected to the Board:

                    (A) four representatives designated by the holders of a majority of the MDCP Equity held by MDCP and its Affiliates so long as MDCP and its Affiliates continue to hold a majority of the outstanding Purchaser Securities; thereafter, three representatives designated by the holders of a majority of the MDCP Equity held by MDCP and its Affiliates so long as MDCP and its Affiliates continue to hold at least 70% of the MDCP Equity; thereafter, two representatives designated by the holders of a majority of the MDCP Equity held by MDCP and its Affiliates so long as MDCP and its Affiliates continue to hold at least 55% of the MDCP Equity; and thereafter, one representative designated by the holders of a majority of the MDCP Equity held by MDCP and its Affiliates so long as MDCP and its Affiliates continue to hold at least 40% of the MDCP Equity (such representatives, the "MDCP Representatives");
                                --------------------

                    (B) two representatives designated by the holders of a majority of the DeGeorge Equity held by DeGeorge, his Family Group, and his Affiliates so long as DeGeorge, his Family Group, and his Affiliates continue to hold at least 70% of the DeGeorge Equity; and thereafter, one representative designated by the holders of a majority of the DeGeorge Equity held by DeGeorge, his Family Group, and his Affiliates so long as DeGeorge, his Family Group, and his Affiliates continue to hold at least 40% of the DeGeorge Equity (such representatives, the "DeGeorge Representatives");
                                ------------------------

                    (C) one member of the Company's management designated by the holders of a majority of the Management Equity (the "Management
                                                               ----------
          Representative"); and
          --------------

                    (D) one representative (the "Meritage Representative")
                                                 -----------------------
          designated by the holders of a majority of the Meritage Equity held by Meritage and its Affiliates so long as Meritage and its Affiliates continue to hold at least 50% of the Meritage Equity.

               (ii) Except as otherwise determined by the Board, the composition of the board of directors (or comparable governing body) of each of the Company's Subsidiaries (a "Sub Board") shall be the same as that of the
                                ---------
     Board; provided that, except as otherwise determined by the Board, if the
            --------
     laws of the jurisdiction in which a Company Subsidiary is organized prohibit its Sub Board from having the same board composition as prescribed for the Board, or if such Sub Board having such board composition would result in an adverse tax consequence to any representative serving thereon or to the Company or any of its Subsidiaries or members, (A) the authorized number of representatives for such Sub Board shall be the same as that of the Board, (B) the representative positions for such Sub Board shall be filled with representatives who satisfy such laws or avoid such adverse tax consequence, as appropriate, and who are designated by the holders entitled to designate the representatives serving on the Board in the same proportion as such representatives, to the extent practicable, and (C) if permitted by the laws of the jurisdiction in which such Subsidiary is organized and if such would not result in an adverse tax consequence to any representative serving on such Sub Board or to the Company or any of its Subsidiaries or members, the parent entity of such Subsidiary shall execute and maintain a "unanimous declaration of shareholders" vesting the sole power and authority to direct the affairs of such Subsidiary in its shareholders.

               (iv) Committees of the Board or a Sub Board shall be created only upon the approval of a majority of the members of the Board or the applicable Sub Board, and the composition of each such committee shall be determined by the Board or the applicable Sub Board.

               (v) Any representative will be removed from the Board or a Sub Board, with or without cause, at the written request of the holder or holders entitled to designate such representative to serve on such Board or Sub Board, but only upon such written notice and under no other circumstances; provided that if any Management Representative ceases to be
                    --------
     an employee of the Company or any of its Subsidiaries, such representative shall be removed as a member of the Board and each Sub Board promptly after his or her employment ceases.

               (vi) If any representative ceases to serve as a member of the Board or any Sub Board during his or her term of office, the resulting vacancy on the Board or Sub Board shall be filled by a representative (or in the case of a vacant Management Representative position, a member of the Company's management) designated by the holder or holders entitled to designate the departing representative.

               (vii) If any party eligible to designate a representative under this Section 2 fails to so designate, the individual previously holding such representative position shall be elected to such position, unless such individual has been removed as a representative or fails or declines to serve, in which case such vacancy shall remain until filled with a representative designated by the holder or holders which failed to designate an individual to fill such representative position.

               (viii) If any party becomes ineligible, by virtue of the terms of subparagraph 2(a)(ii), to designate a representative to fill a representative position pursuant to such subparagraph, all rights and entitlements hereunder to designate (and the concomitant rights to remove, replace, etc.) persons to fill such position (unless such position ceases to exist by operation of the proviso in Section 2(a)(i)) shall thereafter be exercised by the holders of a majority of the Purchaser Securities then outstanding.

               (ix) Each representative shall be entitled to one vote on all matters submitted to a vote of the Board; provided that so long as MDCP is
                                               --------
     entitled (pursuant to Section 2(a)(ii)(A)) to designate four representatives to the Board, one of the MDCP Representatives (which MDCP Representative shall be selected from among the MDCP Representatives present in person or by proxy for a Board vote by the MDCP Representatives present in person (or, if none, by proxy) for such vote) shall be entitled to two votes (and, during such time as an MDCP Representative is entitled to two votes, a "majority" of the representatives on the Board shall for all purposes (including determinations of the existence of a quorum or of a majority vote required for action by the Board) mean representatives entitled to cast a majority of the total votes that may be cast by all representatives); and provided further that at such time as MDCP ceases to
                       --------------------
     be entitled (pursuant to Section 2(a)(ii)(A)) to designate four representatives to the Board, each representative shall thereafter be entitled to only one vote on all matters submitted to a vote by the Board.

          (b) Director Expenses; Indemnity Insurance; Exculpation.  The Company
              ---------------------------------------------------
shall pay the reasonable out-of-pocket expenses incurred by each representative in connection with attending the meetings of the Board, any Sub Board and/or any committee thereof. So long as any representative designated under this Agreement serves on the Board and for five years thereafter, the Company shall maintain directors and officers indemnity insurance coverage satisfactory to the Board at the time such insurance is first obtained and not thereafter reduced in amount or coverage, and the LLC Agreement (or the Company's other organizational documents, as appropriate) shall provide for indemnification and exculpation of representatives to the fullest extent permitted under applicable law.

          (c) Attendance Right.  If at any time MDCP, DeGeorge, or Meritage
              ----------------
fails for any reason, or becomes ineligible, to designate any representatives pursuant to this Section 2, then so long as such Investor together with its Affiliates (and in the case of DeGeorge, Family Group) continues to hold at least 10% of the MDCP Equity, DeGeorge Equity, or Meritage Equity, as appropriate, the Company shall (i) permit an individual selected by such Investor to attend as a non-voting observer (or, in the case of a telephonic conference, listener) all meetings of the Board, any Sub Board, or any committees thereof, (ii) provide such individual with all written materials and other information (including, without limitation, copies of meeting minutes and notices of future meetings) given to representatives in connection with such meetings at the same time such materials and information are given to the representatives, and (iii) pay the reasonable out-of-pocket expenses incurred by such individual in connection with attending such meetings.

          (d)  Termination.  The provisions of this Section 2 shall terminate
               -----------
automatically and be of no further force and effect upon the consummation of a Sale of the Company; provided that the requirements of the second sentence of
                     --------
Section 2(b) shall continue in full force for the time periods referenced therein.

          3.   Restrictions on Transfer of Executive Securities.  Each holder of
               ------------------------------------------------
Executive Securities accepts, acknowledges, and agrees that the Executive Securities held by such Person and its transferees are subject to significant restrictions on transfer, repurchase options, and certain other agreements set forth in the Executive Securities Agreement to which such Person is a party.

          4.   Restrictions on Transfer of Purchaser Securities.
               ------------------------------------------------

          (a)  Retention of Purchaser Securities.
               ---------------------------------

               (i)    [Intentionally Omitted].
                       ---------------------

               (ii) No holder of Purchaser Securities (other than Investor Securities) shall sell, transfer, assign, pledge, or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any Purchaser Securities (a "Transfer") at any time prior to the second anniversary of
                    --------
     the date of the Prior Agreement, except pursuant to (A) a Sale of the Company, (B) a Permitted Transfer (as defined below), (C) the repurchase provisions set forth in the Equity Purchase Agreement, or (D) the forfeiture provisions set forth in the Performance Vesting Agreement.

               (iii) No holder of Purchaser Securities shall Transfer any Purchaser Securities (or, in the case of a holder of Purchaser Securities other than Investor Securities, Transfer any Purchaser Securities at any time after the expiration of the applicable time period set forth in subparagraph 4(a)(ii) above), except pursuant to (A) a Sale of the Company,
     (B) a Public Sale, (C) a Permitted Transfer (as defined below), (D) the repurchase provisions or the put rights provisions set forth in the Equity Purchase Agreement, (E) the forfeiture provisions set forth in the Performance Vesting Agreement, or (F) the provisions of paragraphs 4(b) and 4(c) hereof.

          (b)  First Refusal Rights.
               --------------------

               (i) At least 30 days prior to any Transfer of Purchaser Securities (except pursuant to (A) a Sale of the Company, (B) a Public Sale, (C) a Permitted Transfer (as
     defined below), (D) the repurchase provisions or the put rights provisions set forth in the Equity Purchase Agreement, or (E) the forfeiture provisions set forth in the Performance Vesting Agreement), the Securityholder desiring to make such Transfer (the "Transferring
                                                         ------------
     Securityholder") shall deliver a written notice (the "Offer Notice") to
     --------------                                        ------------
     each other Securityholder, specifying in reasonable detail the identity of the prospective transferee(s), the number and type of Purchaser Securities to be transferred (the "Offered Securities") and the price and other terms
                             ------------------
     and conditions of the proposed Transfer. The Transferring Securityholder shall not consummate such proposed Transfer until at least 30 days after the delivery of the Offer Notice, unless the parties to the Transfer have been finally determined pursuant to this Section 4 prior to the expiration of such 30-day period (the date of the first to occur of such final determination or such expiration is referred to herein as the "Authorization Date").
      ------------------

               (ii) Each holder of Purchaser Securities may elect to purchase all (but not less than all) of such holder's Pro Rata Share (as defined below) of the Offered Securities at the price and on the other terms set forth in the Offer Notice, by delivering written notice of such election to the Transferring Securityholder within 20 days after delivery of the Offer Notice. Any Offered Securities not elected to be purchased by the end of such 20-day period shall during the immediately following 10-day period be reoffered by the Transferring Securityholder on a pro rata basis to the holders of Purchaser Securities who have elected to purchase their Pro Rata Share, and so on until the holders of Purchaser Securities have elected to purchase all of the Offered Securities or no holders of Purchaser Securities desire to elect to purchase any remaining reoffered Offered Securities. For purposes of this paragraph, the "Pro Rata Share" of each
                                                      --------------
     holder of Purchaser Securities shall be equal to the quotient of (x) the number of Purchaser Securities then held by such holder, divided by (y) the
                                                              ----------
     aggregate number of Purchaser Securities then held by all holders of Purchaser Securities (other than the Transferring Securityholder).

               (iii) If the holders of Purchaser Securities have elected to purchase all of the Offered Shares from the Transferring Securityholder, such purchase shall be consummated as soon as practicable after the delivery of the election notice(s) to the Transferring Securityholder, but in any event within 30 days after the Authorization Date. Notwithstanding any other provision hereof, if the sale price, or any portion thereof, for the Offered Securities is not payable in the form of cash at closing or cash payable on a defined basis (such as pursuant to simple promissory notes issued by the prospective purchaser described in the Offer Notice), each holder of Investor Securities electing to purchase Offered Securities pursuant to this paragraph shall be required to pay only such portion, if any, of the sale price described in the Offer Notice as consists of such cash or cash-payable consideration, and delivery of such consideration to the Transferring Securityholder shall be payment in full for such Offered Securities.

               (iv) If the holders of Purchaser Securities do not elect, in the aggregate, to purchase all of the Offered Securities from the Transferring Securityholder, all elections to purchase such Offered Securities shall be null and void, and the Transferring Securityholder shall have the right, within the 90 days following the Authorization Date and subject to the provisions of subparagraph 4(c) below, to transfer such Offered Securities to the transferee(s) specified in the Offer Notice in the amounts specified in the Offer Notice at a price not less than the price per security specified in the Offer Notice and on other terms no more favorable to the transferee(s) thereof than specified in the Offer Notice. Any Purchaser Securities not so transferred within such 90-day period shall be reoffered to the holders of Purchaser Securities pursuant to this paragraph 4(b) prior to any subsequent Transfer.

          (c)  Participation Rights.
               --------------------

               (i) Any holder of Purchaser Securities or Fully Vested Securities who is not purchasing any Offered Securities pursuant to paragraph 4(b) above may elect to participate (as set forth herein) in any sale of Offered Securities pursuant to subparagraph 4(b)(iv) above (and only in sales pursuant to such subparagraph) at the Equivalent Price (as defined below) and on substantially the same terms applicable to the Transferring Securityholder by giving written notice of such election to the Transferring Securityholder within 30 days after delivery of the Offer Notice.

               (ii) Each holder of Fully Vested Securities electing to participate in such Transfer shall be entitled to sell in the contemplated Transfer a number of Fully Vested Securities equal to the product of (A) the number of Fully Vested Securities held by such holder, times (B) a
                                                                -----
     fraction, the numerator of which is the number of Offered Securities proposed to be sold in such contemplated Transfer, and the denominator of which is the aggregate number of Purchaser Securities and Executive Securities (other than Un-Performance-Vested Securities) then outstanding. Each holder of Purchaser Securities electing to participate in such Transfer shall be entitled to sell in the contemplated Transfer a number of Purchaser Securities equal to the product of (x) the difference of the number of Offered Securities proposed to be sold in the contemplated Transfer minus the number of Fully Vested Securities to be included in such
              -----
     Transfer by all holders of Fully Vested Securities electing to participate in such Transfer (calculated pursuant to the immediately preceding sentence), times (y) a fraction, the numerator of which is the number of
                -----
     Purchaser Securities held by such holder, and the denominator of which is the aggregate number of Purchaser Securities held by the Transferring Securityholder and all other Securityholders electing to participate in such Transfer.

               (iii) Each Transferring Securityholder shall use best efforts to obtain the agreement of the prospective transferee(s) to the participation of each electing Securityholder and to the inclusion of the Purchaser Securities and/or Fully Vested Securities which each such Securityholder has the right to, and has elected to, include in the contemplated Transfer. No Transferring Securityholder shall transfer any of its Purchaser Securities to any prospective transferee(s) unless (A) such prospective transferee(s) agree to allow the participation of all electing Securityholders and to the inclusion in such Transfer of the Purchaser Securities and/or Fully Vested Securities which such holders have the right to, and have elected to, include, or (B) the Transferring Securityholder purchases from each electing Securityholder the same number of securities (at the same price and on the same terms) that such participating Securityholder would have been entitled to sell had the prospective transferee(s) so agreed.

               (iv) Each Securityholder transferring securities pursuant to this paragraph 4(c) shall pay its pro rata share (based on the number of Securityholder Securities to be transferred by such Securityholder) of the expenses incurred by the Securityholders in connection with such transfer and shall be obligated to participate severally on a pro rata basis (based on the number of Securityholder Securities to be sold) in any indemnification or other obligations that the Transferring Securityholder agrees to provide in connection with such transfer (other than any such obligations that relate solely to a particular Securityholder, such as indemnification with respect to representations and warranties given by a Securityholder regarding such Securityholder's title to and ownership of Securityholder Securities, in respect of which only such Securityholder shall be liable); provided that no holder shall be obligated in connection
                       --------
     with such indemnification or other obligations with respect to an amount in excess of the net cash proceeds paid to such holder in connection with such Transfer.

          (d) Definitions.  For purposes of this Section 4, the following terms
              -----------
shall have the meanings set forth below:

          "Equivalent Price," as to any particular security shall mean (i) with
           ----------------
respect to any security of the same class of securities as any Offered Securities being transferred by the Transferring Securityholder, the price specified in the Offer Notice to be paid to the Transferring Securityholder for each security of such class, (ii) with respect to any other security, the fair value of such security (as based upon, or implied by, the price specified in the Offer Notice to be paid to the Transferring Securityholder(s) for the type and class of Offered Securities to be transferred in the contemplated Transfer) as agreed upon by the Transferring Securityholder and the holders of a majority of the Securityholder Securities electing to be included in such Transfer (or if such Persons cannot reach agreement, as determined by an appraiser or investment banker mutually agreeable to such Persons).

          "Permitted Transfer" shall mean any transfer of Purchaser Securities
           ------------------
(i) in the case of any Securityholder that is an Investor, (A) to an Affiliate of the transferor or (B) to any Person acquiring all or substantially all of the transferor's portfolio investments, and (ii) in the case of an Executive, pursuant to applicable laws of descent and distribution or among such Person's Family Group (as defined in the Executive Securities Agreements); provided that
                                                                  --------
in each case the restrictions contained herein shall continue to be applicable to such Purchaser Securities after any such Permitted Transfer, and the transferee(s) of such Purchaser Securities shall have agreed in writing to be bound by the provisions of this Agreement and the related agreements contemplated hereby with respect to the Purchaser Securities so transferred.

          (e)  Termination of Restrictions.  The provisions of this Section 4
               ---------------------------
shall continue to apply to each Purchaser Security (and shall survive any transfer thereof) until the earliest to occur of (A) the date on which such Purchaser Security has been transferred in a Public Sale, pursuant to the repurchase provisions or the put rights provisions of the Equity Purchase Agreement, or pursuant to the forfeiture provisions of the Performance Vesting Agreement, (B) a Sale of the Company, or (C) the consummation of a Public Offering.

          5.   Sale of the Company; Initial Public Offering.
               --------------------------------------------

          (a)  Securityholders' Sale of the Company Obligation.  If at any time
               -----------------------------------------------
the holders of a majority of the Purchaser Securities then outstanding approve a Sale of the Company (an "Approved Sale"), each holder of Securityholder
                         -------------
Securities shall vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as a sale of equity, each such holder of Securityholder Securities shall agree to sell all of such holder's Securityholder Securities on the terms and conditions approved by the holders of a majority of the Purchaser Securities then outstanding. Each holder of Securityholder Securities shall be obligated to join on a pro rata basis (based on the number of Securityholder Securities to be sold) in any indemnification or other obligations that the sellers of Securityholder Securities are required to provide in connection with the Approved Sale (other than any such obligations that relate solely to a particular Securityholder, such as indemnification with respect to representations and warranties given by a Securityholder regarding such Securityholder's title to and ownership of Securityholder Securities, in respect of which only such Securityholder shall be liable); provided that no holder shall be obligated in connection with such
         --------
indemnification or other obligations with respect to an amount in excess of the consideration received by such holder in connection with such transfer. Each holder of Securityholder Securities shall take all other necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

          (b)  Conditions to Sale of the Company Obligation.  The obligations of
               --------------------------------------------
each holder of Securityholder Securities to approve or participate in any Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of a class of the Company's capital stock shall receive the same form of consideration and the same amount of consideration for each share of such class of capital stock to be sold in such Approved Sale, and (ii) if any holders of a class of the Company's capital stock are given an option as to the form and amount of consideration to be received, each holder of such class of capital stock shall be given the same option.

          (c)  Initial Public Offering.  In the event that the holders of a
               -----------------------
majority of the Purchaser Securities then outstanding approve an initial Public Offering, each holder of Securityholder Securities shall vote for, consent to and raise no objections against such proposed Public Offering, and shall take all such other necessary or desirable actions in connection with the consummation of the Public Offering as reasonably requested by the Company.

          (d)  Termination.  The provisions of this paragraph 5 shall terminate
               -----------
upon the completion of a Sale of the Company.

          (e)  Dissenters Rights.  Notwithstanding anything in this paragraph 5
               -----------------
to the contrary, each holder of Securityholder Securities shall have the right to exercise such holder's rights under Section 18-210 of the Act (entitled "Contractual Appraisal Rights") with respect to a Sale of the Company.

          6.   Restrictive Legend.  Each certificate evidencing Securityholder
               ------------------
Securities and each certificate issued in exchange for or upon the transfer of any Securityholder Securities (if such securities remain Securityholder Securities after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The securities represented by this certificate are subject to a voting agreement, restrictions on transfer, and certain other agreements set forth in a Second Amended and Restated Securityholders Agreement dated as of November 23, 1999, among the issuer of such securities (the "Issuer") and certain of the Issuer's securityholders, as amended and modified from time to time. A copy of such Securityholders Agreement shall be furnished without charge by the Issuer to the holder hereof upon written request."

The Company shall imprint such legend on certificates evidencing Securityholder Securities outstanding as of the date hereof. The legend set forth above shall be removed from the certificates evidencing any securities which cease to be Securityholder Securities in accordance with the definition of such term herein.

          7.   Execution of this Agreement by Transferees.  Prior to
               ------------------------------------------
transferring any Securityholder Securities to any Person (other than pursuant to a Public Sale, a Sale of the Company, the put rights provisions of the Equity Purchase Agreement, the repurchase provisions set forth in the Equity Purchase Agreement or any Executive Securities Agreement, or the forfeiture provisions of the Performance Vesting Agreement), the transferring Securityholder(s) shall cause the prospective transferee(s) to be bound by this Agreement and to execute and deliver to the Company and the other Securityholders a counterpart of this Agreement.

          8.   Definitions.
               -----------

          "Act" means the Delaware Limited Liability Company Act, 6 Del.L. (S)
           ---
18-101, et seq., as it may be amended from time to time, and any successor
        -------
thereto.

          "Allen" has the meaning set forth with respect thereto in the
           -----
preamble.

          "Affiliate" of any particular Person means (i) any other Person
           ---------
controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise, and (ii) if such Person (other than the Company) is a partnership, the partners thereof.

          "Authorization Date" has the meaning set forth with respect thereto in
           ------------------
Section 4(b)(i).

          "Agreement" has the meaning set forth with respect thereto in the
           ---------
preamble.

          "Board" means the board of managers of the Company or, if the Company
           -----
is hereafter converted into a corporation or other entity form, the board of directors or comparable governing body of the Company.

          "Class A Senior Units" means the Class A Senior Units of the Company,
           --------------------
having the rights and preferences set forth with respect thereto in the LLC Agreement.

          "Class B Senior Units" means the Class B Senior Units of the Company,
           --------------------
having the rights and preferences set forth with respect thereto in the LLC Agreement.

          "Clevenger" has the meaning set forth with respect thereto in the
           ---------
preamble.

          "Clevenger LLC" has the meaning set forth with respect thereto in the
           -------------
preamble.

          "Common Units" means the Common Units of the Company, having the
           ------------
rights and preferences set forth with respect thereto in the LLC Agreement.

          "Company" has the meaning set forth with respect thereto in the
           -------
preamble.

          "DeGeorge" has the meaning set forth with respect thereto in the
           --------
preamble.

          "DeGeorge Holdings" has the meaning set forth with respect thereto in
           -----------------
the preamble.

          "DeGeorge Equity" means (i) the Preferred Units issued to DeGeorge
           ---------------
pursuant to the Equity Purchase Agreement, (ii) any Common Units issued upon conversion of the Preferred Units referred to in clause (i), and (iii) any securities issued directly or indirectly with respect to any of the foregoing securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion or exercise of any of the foregoing securities; provided that DeGeorge Equity shall in no
                                    --------
event include any Senior Units. As to any particular securities constituting DeGeorge Equity, such securities shall cease to be DeGeorge Equity when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force), or (c) repurchased or otherwise acquired by the Company (or its assignees) or forfeited pursuant to the terms of the Performance Vesting Agreement. Any reference herein to a "majority of the DeGeorge Equity" or the "number of securities constituting DeGeorge Equity" for purposes of comparison shall refer, with respect to any particular securities constituting DeGeorge Equity, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such DeGeorge Equity (on a fully diluted, as-if-converted basis).

          "DeGeorge Representative" has the meaning set forth with respect
           -----------------------
thereto in Section 2(a).

          "Dovey" has the meaning set forth with respect thereto in the
           -----
preamble.

          "Dovey LLC" has the meaning set forth with respect thereto in the
           ---------
preamble.

          "Equity Purchase Agreement" means that certain Second Amended and
           -------------------------
Restated Equity Purchase Agreement dated as of the date hereof, by and among the Company, the Investors and the other Persons listed on the signature pages thereto, as amended from time to time in accordance with its terms.

          "Equivalent Price" has the meaning set forth with respect thereto in
           ----------------
Section 4(d).

          "Executive" means each employee of the Company and its Subsidiaries
           ---------
issued Common Units of the Company pursuant to an Executive Securities
Agreement.

          "Executive Securities" has the meaning set forth with respect thereto
           --------------------
in the Equity Purchase Agreement.

          "Executive Securities Agreements" has the meaning set forth with
           -------------------------------
respect thereto in the Equity Purchase Agreement.

          "Family Group" (i) as to DeGeorge, means DeGeorge's spouse, siblings
           ------------
and descendants (whether natural or adopted) and any of such descendants' spouses, any trust which is and remains solely for the benefit of DeGeorge and/or DeGeorge's spouse, siblings, and/or descendants and/or such descendants' spouses, and any family partnership the partners of which consist solely of DeGeorge, such spouse, such siblings, such descendants, such descendants' spouses, and/or such trusts; and (ii) as to any Executive, has the meaning set forth in such Executive's Executive Securities Agreement.

          "First Amended Agreement" has the meaning set forth with respect
           -----------------------
thereto in the preamble.

          "Fully Vested Securities" means Executive Securities as of the date of
           -----------------------
any determination to be made hereunder (and after giving effect to any vesting which would occur under the Performance Vesting Agreement with respect to any sale of securities on such date) which both (A) have time vested pursuant to the provisions of the Executive Securities Agreements and (B) are not Un-
                                                  ---
Performance-Vested Securities.

          "Holland" has the meaning set forth with respect thereto in the
           -------
preamble.

          "Hundt" has the meaning set forth with respect thereto in the
           -----
preamble.

          "Investor" and "Investors" have the meanings set forth with respect
           --------       ---------
thereto in the preamble.

          "Investor Securities" means (i) the Preferred Units issued to the
           -------------------
Investors under the Equity Purchase Agreement, (ii) any Common Units issued upon conversion of the Preferred Units referred to in clause (i), and (iii) any securities issued directly or indirectly with respect to any of the foregoing securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion or exercise of any of the foregoing securities; provided that
                                                           --------
Investor Securities shall in no event include any Senior Units. As to any particular securities constituting Investor Securities, such securities shall cease to be Investor Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased or otherwise acquired by the Company (or its assignees) or forfeited pursuant to the terms of the Performance Vesting Agreement. Any reference herein to a "majority of the Investor Securities" or the "number of Investor Securities" for purposes of comparison shall refer, with respect to any particular Investor Securities, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such Investor Securities (on a fully diluted, as-if-converted basis).

          "Karafiol" has the meaning set forth with respect thereto in the
           --------
preamble.

          "Key Employee" means any management or other key employee of the
           ------------
Company or any of its Subsidiaries.

          "Kirsch" has the meaning set forth with respect thereto in the
           ------
preamble.

          "Lacey" has the meaning set forth with respect thereto in the
           -----
preamble.

          "Laub" has the meaning set forth with respect thereto in the preamble.
           ----

          "LLC Agreement" means that certain limited liability company agreement
           -------------
governing the affairs of the Company, entered into by and among the Investors, the Executives, and the other holders of unit membership interests in the Company.

          "Management Equity" means (i) the Common Units issued to the
           -----------------
Executives and to other Key Employees of the Company under the Executive Securities Agreements (but not including any Un-Performance-Vested Securities), and (ii) any securities issued directly or indirectly with respect to any of the foregoing securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion or exercise of any of the foregoing securities; provided that
                                                           --------
Management Equity shall in no event include any Senior Units; and provided
                                                              ------------
further that Management Equity shall in no event include any securities held by
-------
any Person other than a Key Employee of the Company and its Subsidiaries or any transferee of a Key Employee in a transfer (A) pursuant to applicable laws of descent and distribution or (B) among such Key Employee's Family Group (as defined in the Executive Securities Agreements). As to any particular securities constituting Management Equity, such securities shall cease to be Management Equity when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force), (c) transferred to any Person other than (1) a Key Employee of the Company and its Subsidiaries or (2) by a Key Employee in a transfer (x) pursuant to applicable laws of descent and distribution or (y) among such Key Employee's Family Group (as defined in the Executive Securities Agreements), or (d) repurchased or otherwise acquired by the Company (or its assignees) or forfeited pursuant to the terms of the Performance Vesting Agreement. Any reference herein to a "majority of the Management Equity" or the "number of securities constituting Management Equity" for purposes of comparison shall refer, with respect to any particular securities constituting Management Equity, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such Management Equity (on a fully diluted, as-if-converted basis, but (as stated above) excluding any Un-Performance-Vested Securities).

          "Management Representative" has the meaning set forth with respect
           -------------------------
thereto in Section 2(a).

          "MDCP" has the meaning set forth with respect thereto in the preamble.
           ----

          "MDCP Equity" means (i) the Preferred Units issued to MDCP pursuant to
           -----------
the Equity Purchase Agreement, (ii) any Common Units issued upon conversion of the Preferred Units referred to in clause (i), and (iii) any securities issued directly or indirectly with respect to any of the foregoing securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion or exercise of any of the foregoing securities; provided that MDCP Equity shall in no event include any Senior
            --------
Units. As to any particular securities constituting MDCP Equity, such securities shall cease to be MDCP Equity when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force), or (c) repurchased or otherwise acquired by the Company (or its assignees) or forfeited pursuant to the terms of the Performance Vesting Agreement. Any reference herein to a "majority of the MDCP Equity" or the "number of securities constituting MDCP Equity" for purposes of comparison shall refer, with respect to any particular securities constituting MDCP Equity, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such MDCP Equity (on a fully diluted, as-if-converted basis).

          "MDCP Representative" has the meaning set forth with respect thereto
           -------------------
in Section 2(a).

          "Meritage" has the meaning set forth with respect thereto in the
           --------
preamble.

          "Meritage Equity" means (i) the Preferred Units issued to Meritage
           ---------------
pursuant to the Equity Purchase Agreement, (ii) any Common Units issued upon conversion of the Preferred Units referred to in clause (i), and (iii) any securities issued directly or indirectly with respect to any of the foregoing securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion or exercise of any of the foregoing securities; provided that
                                    --------

Meritage Equity shall in no event include any Senior Units. As to any particular securities constituting Meritage Equity, such securities shall cease to be Meritage Equity when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force), or (c) repurchased or otherwise acquired by the Company (or its assignees) or forfeited pursuant to the terms of the Performance Vesting Agreement. Any reference herein to a "majority of the Meritage Equity" or the "number of securities constituting Meritage Equity" for purposes of comparison shall refer, with respect to any particular securities constituting Meritage Equity, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such Meritage Equity (on a fully diluted, as-if-converted basis).

          "Meritage Representative" has the meaning set forth with respect
           -----------------------
thereto in Section 2(a).

          "Northwestern" has the meaning set forth with respect thereto in the
           ------------
preamble.

          "Offer Notice" has the meaning set forth with respect thereto in
           ------------
Section 4(b)(i).

          "Offered Securities" has the meaning set forth with respect thereto in
           ------------------
Section 4(b)(i).

          "Outside Representative" has the meaning set forth with respect
           ----------------------
thereto in Section 2(a).

          "Pearson" has the meaning set forth with respect thereto in the
           -------
preamble.

          "Pearson LLC #2" has the meaning set forth with respect thereto in the
           --------------
preamble.

          "Performance Vesting Agreement" has the meaning set forth with respect
           -----------------------------
thereto in the Equity Purchase Agreement.

          "Permitted Transfer," unless otherwise expressly stated, has the
           ------------------
meaning set forth with respect thereto in Section 4(d).

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Preferred Units" means the Preferred Units of the Company, having the
           ---------------
rights and preferences set forth with respect thereto in the LLC Agreement.

          "Prior Agreement" has the meaning set forth with respect thereto in
           ---------------
the preamble.

          "Pro Rata Share" has the meaning set forth with respect thereto in
           --------------
Section 4(b)(ii).

          "Public Offering" means any underwritten sale of the Company's common
           ---------------
stock pursuant to an effective registration statement under the Securities Act filed with the Securities and Exchange Commission on Form S-1 (or a successor form adopted by the Securities and Exchange Commission); provided that the
                                                         --------
following shall not be considered a Public Offering: (i) any issuance of common stock as consideration for a merger or acquisition, and (ii) any issuance of common stock or rights to acquire common stock to existing securityholders or to employees of the Company or its Subsidiaries on Form S-4 or S-8 (or a successor form adopted by the Securities and Exchange Commission) or otherwise.

          "Public Sale" means any sale of securities to the public pursuant to
           -----------
an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act (or any similar provision then in force).

          "Purchaser Securities" means (i) the Preferred Units issued pursuant
           --------------------
to the Equity Purchase Agreement, (ii) any Common Units issued or issuable upon conversion of the Preferred Units referred to in paragraph (i), and (iii) any securities issued directly or indirectly with respect to any of the foregoing securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization; provided that Purchaser
                                                --------
Securities shall not include any Senior Units. As to any particular securities constituting Purchaser Securities, such securities shall cease to be Purchaser Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them,
(b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force), or (c) repurchased or otherwise acquired by the Company (or its assignee) or forfeited pursuant to the terms of the Performance Vesting Agreement. Any reference herein to a "majority of the Purchaser Securities" or the "number of Purchaser Securities" for purposes of comparison shall refer, with respect to any particular Purchaser Securities, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such Purchaser Securities (on a fully diluted, as-if-converted basis).

          "Sale of the Company" means the arm's length sale of the Company to a
           -------------------
third party or group of third parties acting in concert, pursuant to which such party or parties acquire (i) equity securities of the Company possessing the voting power under normal circumstances to control the Company, or (ii) all or substantially all of the Company's assets determined on a consolidated basis (in either case, whether by merger, consolidation, sale or transfer of the Company's equity securities, or sale or transfer of the Company's consolidated assets).

          "SCI" has the meaning set forth with respect thereto in the preamble.
           ---

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Securityholder" and "Securityholders" have the meanings set forth
           --------------       ---------------
with respect thereto in the preamble, and such terms include any Person becoming a party hereto after the date hereof in accordance with the terms hereof.

          "Securityholder Securities" means (i) any Preferred Units or Common
           -------------------------
Units issued to or otherwise acquired by a Securityholder, and (ii) any securities issued directly or indirectly with respect to any of the foregoing securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion or exercise of any of the foregoing securities; provided that Securityholder Securities
                                    --------
shall in no event include any Senior Units. As to any particular securities constituting Securityholder Securities, such securities shall cease to be Securityholder Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased or otherwise acquired by the Company (or its assignees) or forfeited pursuant to the terms of the Performance Vesting Agreement. Any reference herein to a "majority of the Securityholder Securities" or the "number of Securityholder Securities" for purposes of comparison shall refer, with respect to any particular Securityholder Securities, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such Securityholder Securities (on a fully diluted, as-if-converted basis, but excluding any Un-Performance-Vested Securities).

          "Senior Units" means, collectively, the Class A Senior Units and the
           ------------
Class B Senior Units.

          "Sub Board" has the meaning set forth with respect thereto in Section
           ---------
2(a).

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity. For purposes of this Agreement, if the context does not otherwise indicate in respect of which Person the term "Subsidiary" is used, the term
                                              ----------
"Subsidiary" shall refer to any Subsidiary of the Company.
-----------

          "Transferring Securityholder" has the meaning set forth with respect
           ---------------------------
thereto in Section 4(b)(i).

          "Un-Performance-Vested Securities" means any Executive Securities
           --------------------------------
which are subject to performance vesting, but have not yet performance vested, pursuant to the provisions of the Performance Vesting Agreement.

          9.   Transfers in Violation of Agreement.  Any transfer or attempted
               -----------------------------------
transfer of any Securityholder Securities in violation of any provision of this Agreement shall be void, and none of the Company or any Subsidiary shall record such purported transfer on its books or treat any purported transferee of such Securityholder Securities as the owner of such securities for any purpose.

          10.  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          11.  Complete Agreement.  Except as otherwise expressly set forth
               ------------------
herein, this Agreement, those documents expressly referred to herein and related documents of even date herewith among the parties embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way (including, without limitation, the Prior Agreement and the First Amended Agreement).

          12.  Counterparts.  This Agreement may be executed in multiple
               ------------
counterparts, none of which need contain the signature of more than one party hereto but each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any Key Employee of the Company or its Subsidiaries who purchases securities pursuant to an Executive Securities Agreement may at any time after the date hereof, with the written approval of the Company, become a party to this Agreement by executing a counterpart to this Agreement agreeing to be bound by the provisions hereof as if such Person were an original signatory hereto (which joinder shall not constitute an amendment, modification, or waiver hereof).

          13.  Successors and Assigns.  Except as otherwise provided herein,
               ----------------------
this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Securityholders and any subsequent holders of Securityholder Securities and the respective successors and assigns of each of them, so long as they hold Securityholder Securities, whether so expressed or not.

          14.  Remedies.  Each of the parties to this Agreement shall be
               --------
entitled to enforce their rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

          15.  Amendment and Waiver.  The provisions of this Agreement may be
               --------------------
amended, modified, or waived only with the prior written consent of the holders of a majority of the Purchaser Securities outstanding at the time such amendment or waiver becomes effective; provided that if any such modification, amendment
                             --------
or waiver would adversely affect any Securityholder or Securityholders relative to the Securityholders voting in favor thereof, such modification, amendment or waiver shall also require the prior written approval of the holders of a majority of the Securityholder Securities held by the Securityholder(s) so adversely affected; and provided further that if any such amendment,
                    --------------------
modification or waiver is to a provision in this Agreement that requires a specific vote to take an action thereunder or to take an action with respect to the matters described therein, such amendment, modification or waiver shall not be effective unless such vote is obtained with respect to such amendment, modification or waiver. No course of dealing or the failure of any party to enforce any of the provisions of this Agreement shall in any way operate as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          16.  Notices.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. Chicago, Illinois time on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the Company at the address set forth below and to any Securityholder or other holder of Securityholder Securities subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          To the Company:
          --------------

          6300 Syracuse Way, Suite 355
          Denver, Colorado 80111
          Attention:   Chief Executive Officer
          Telephone:   (303) 741-4788
          Telecopy:    (303) 741-4823

          17.  Governing Law.  All issues and questions concerning the
               -------------
construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions

(whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          18.  Business Days.  If any time period for giving notice or taking
               -------------
action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of Colorado, the Republic of France, or the jurisdiction where the Company's principal office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

          19.  Descriptive Headings; Interpretation; No Strict Construction.
               ------------------------------------------------------------
The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Except as otherwise expressly provided herein, reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words "include" or "including" in this Agreement shall be by way of example rather than by limitation. The use of the words "or," "either" or "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          20.  Delivery by Facsimile.  This Agreement, the agreements referred
               ---------------------
to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

          21.  Effectiveness of Agreement. This Agreement shall be valid,
               --------------------------
binding, and effective against each holder of Securityholder Securities when it has been signed by such holder. Pursuant to Section 15 of the First Amended Agreement, this Agreement amending and restating the

First Amended Agreement shall be valid, binding, and effective against all Securityholders when it has been signed by the holders of a majority of the Purchaser Securities.

                            *      *      *      *

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Securityholders Agreement on the day and year first above written.

                            COMPANY:
                            --------

                            COMPLETEL, LLC

                            By   /s/ James E. Dovey
                              --------------------------------------------------
                                 James E. Dovey, its Chairman and CEO


                            SECURITYHOLDERS:
                            ----------------

                            DeGEORGE HOLDINGS LIMITED PARTNERSHIP

                            By LPL Investment Group, Inc., its general partner

                            By   /s/ Lawrence F. DeGeorge
                               -------------------------------------------------
                                 Lawrence F. DeGeorge, its Chairman


                            MADISON DEARBORN CAPITAL PARTNERS II, L.P.

                            By Madison Dearborn Partners II, L.P., its general partner
                            By Madison Dearborn Partners, Inc., its general partner


                            By   /s/ Paul J. Finnegan
                             ---------------------------------------------------

                            Its  Managing Director
                                -----------------------------------------------

                            MERITAGE PRIVATE EQUITY FUND, L.P.

                            By Meritage Investment Partners, LLC, its general partner

                            By:  /s/ Laura J. Beller
                               -------------------------------------------------
                                 Managing Member


                                /s/ James C. Allen
                            ----------------------------------------------------
                            James C. Allen


                               /s/ Royce J. Holland
                            ----------------------------------------------------
                            Royce J. Holland

                               /s/ George T. Laub
                            ----------------------------------------------------
                            George T. Laub


                               /s/ Reed E. Hundt
                            ----------------------------------------------------
                            Reed E. Hundt



                            DOVEY FAMILY PARTNERS LLLP


                            By   /s/ James E. Dovey
                               -------------------------------------------------
                                  James E. Dovey, its general partner


                            DOVEY COMPANY LLC


                            By   /s/ James E. Dovey
                             ---------------------------------------------------
                                 James E. Dovey, its manager



                                 /s/ James E. Dovey
                            ----------------------------------------------------
                            James E. Dovey



                                 /s/ William H. Pearson
                            ----------------------------------------------------
                            William H. Pearson



                                 /s/ Richard N. Clevenger
                            ----------------------------------------------------
                            Richard N. Clevenger



                               /s/ David E. Lacey
                            ----------------------------------------------------
                            David E. Lacey

                         HAJ PEARSON LLC


                         By   /s/ William H. Pearson
                            ----------------------------------------------------
                               William H. Pearson, its manager



                         HAJ LLC


                         By    /s/ William H. Pearson
                            ----------------------------------------------------
                                William H. Pearson, its manager



                         CLEVENGER COMPANY LLC


                         By     /s/ Richard N. Clevenger
                             ---------------------------------------------------
                                 Richard N. Clevenger, its manager



                         CLEVENGER FAMILY LLLP


                         By     /s/ Richard N. Clevenger
                            ----------------------------------------------------
                                 Richard N. Clevenger, its general partner

                                /s/ Emile Karafiol
                            ----------------------------------------------------
                            Emile Karafiol


                               /s/ William S. Kirsch
                            ----------------------------------------------------
                            William S. Kirsch


                            NORTHWESTERN UNIVERSITY


                            By   /s/ David L. Wagner
                              --------------------------------------------------

                            Its      Vice President and CIO
                                ------------------------------------------------


                            SILVER CROSS INVESTORS LLC


                            By    /s/ Jeffrey Richards
                               -------------------------------------------------

                            Its   Manager
                               -------------------------------------------------

                            OTHER MEMBERS (SIGNATURES OF WHOM ARE NOT INCLUDED) WHO ARE PARTY TO THIS AGREEMENT PURSUANT TO THEIR EXECUTIVE SECURITIES AGREEMENTS (AND/OR JOINDER AGREEMENTS ENTERED INTO IN CONNECTION THEREWITH):
                            ----------------------------------------------------

                            Richard Folliot           John Hugo
                            Anna Lascar               Hughes Le Masne
                            Jean-Marie Le Monze       Gerd Menhorn
                            Charles Menatti           Martin Rushe
                            John Seder                Jean Rodriguez
                            Alexandre Westphalen      Gerhard Burtscher
                            Nicolas Pitance           Jean Francois Bouchaud
                            Claude LeMaire            Ralf Heydtmann
                            Michel Picariello         D. Werner Grum
                            Frank Lauterslager        Wolfgang Brauneis
                            John Puhl                 Peter Chalupny
                            Harold F. Carey, Jr.      Anton Matos
                            Guy Gensollen             Michael Hulm
                            Pierre Wattelier          Markus Lackermaier
                            Hansjorg Rieder
                            Jean-Francois Golhen
                            Jerome de Vitry
                            Martine Clarkson
                            Chantal Lebon
                            Marie LeCocq
                            Anne-Catherine Nicosia
                            Valerie Hotte
                            Marie-Christine Boudin
                            Van-Linh Siharath
                            Isabelle Dubien
                            Nadege Griffit
                            Gregory Burlinchon
                            Cecile Affret
                            Jean Rodriguez
                            Catherine Grosjean
                            Kathleen Hanlon